Commission File No. 333-23459
                                                 Commission File No. 811-08095

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 1

                                      and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 2

                             CLS ADVISORONE FUNDS
              (Exact Name of Registrant as Specified in Charter)

                  14747 CALIFORNIA STREET, OMAHA, NE 68154-1979
               (Address of Principal Executive Offices-Zip Code)

       Registrant's Telephone Number, including Area Code: (402) 493-3313

                   W. PATRICK CLARKE, CHAIRMAN AND PRESIDENT
                  14747 CALIFORNIA STREET, OMAHA, NE 68154-1979
                    (Name and Address of Agent for Service)

           APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

         It is proposed that this filing will become effective (check appropriate box).


      / XXX /  immediately upon filing pursuant to paragraph (b) of Rule 485

      /     /  on (date) pursuant to paragraph (b) of Rule 485.

      /     /  60 days after filing pursuant to paragraph (a)(1).

      /     /  on (date) pursuant to paragraph (a)(1).

      /     /  75 days after filing pursuant to paragraph (a)(2).

      /     /  on (date) pursuant to paragraph (a)(2) on Rule 485.

If appropriate, check the following box:

      /     / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The 24(f)-2 Notice for the fiscal year ended April 30, 1998, was filed with the Commission on July 29, 1998.

                             CLS ADVISORONE FUNDS
                               THE AMERIGO FUND
                               THE CLERMONT FUND
                      CROSS REFERENCE SHEET TO FORM N-1A

PART A.

ITEM A.           PROSPECTUS CAPTION

1                          Cover Page

2                          Highlights

                           Synopsis of Financial Information

3                          Financial Highlights

4                          The Trust and its Management
                           Investment Objectives and Policies
                           Securities and Investment Practices

5                          The Trust and its Management
5A                         Not Applicable

6(a)                       Other Information - Shares of Beneficial Interest
6(b)                       Not Applicable
6(c)                       Other Information - Shares of Beneficial Interest
6(d)                       Not Applicable
6(e)                       Highlights
6(f)(g)                    Dividends, Distributions and Taxes
6(h)                       Not Applicable

7(a)                       Not Applicable
7(b)                       How Net Asset Value is Determined
                           How To Buy Shares
7(c)                       How To Buy Shares
                           Exchange Privilege
                           Other Shareholder Services
7(d)                       How To Buy Shares
                           Highlights
7(e)                       Not Applicable
7(f)                       Not Applicable
7(g)                       Not Applicable

8(a)                       How To Make Withdrawals (Redemptions)
8(b)                       How To Make Withdrawals (Redemptions)
8(c)                       Shareholder Accounts
8(d)                       How To Make Withdrawals (Redemptions)

9                          Not Applicable

                              CLS ADVISORONE FUNDS
                                THE AMERIGO FUND
                                THE CLERMONT FUND
                             14747 California Street
                              Omaha, NE 68154-1979
                                  800-635-3427
                                  402-397-3313

     The CLS AdvisorOne Funds (the "Trust") is an open-end, management investment company consisting of two separate diversified, no-load series with different investment objectives (each a "Fund" and collectively, the "Funds"). The Funds seek to achieve their investment objectives by investing primarily in shares of open-end investment companies, commonly known as "mutual funds", and closed-end investment companies.

     THE AMERIGO FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND LONG-TERM GROWTH OF CAPITAL WITHOUT REGARD TO CURRENT INCOME.

     THE CLERMONT FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL AND A REASONABLE LEVEL OF CURRENT INCOME.

                             ADDITIONAL INFORMATION


     This Prospectus sets forth basic information about the Trust and the Funds that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated __________, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Trust at the address given above or by calling 1-800-808-3829 or (614) 760-2158.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS

                                            Page


Highlights................................  2
Synopsis of Financial Information.........  3
Financial Highlights......................  5
Investment Objectives and Policies........  6
Securities and Investment Practices.......  9
The Trust and Its Management..............  19
How To Buy Shares.........................  21
How To Make Withdrawals (Redemptions).....  23
Other Shareholder Services................  24
Shareholder Accounts......................  25
Dividends, Distributions and Taxes........  25
How Net Asset Value is Determined.........  27
Performance Information and Reports.......  27
Other Information.........................  28



         INVESTMENT ADVISER: CLARKE LANZEN SKALLA INVESTMENT FIRM, INC.


                        PROSPECTUS DATED _________, 1998

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVES: The Amerigo Fund's investment objective is capital appreciation and long-term growth of capital without regard to current income.

     The Clermont Fund's investment objective is growth of capital and a reasonable level of current income.

     LIQUIDITY: As open-end investment companies, the Funds continuously offer and redeem shares of beneficial interest at the next determined net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

     NO SALES OR REDEMPTION CHARGES OR 12B-1 FEES: There are no commissions, fees or charges for the purchase or redemption of shares. The Funds also do not charge 12b-1 fees. See "Synopsis of Financial Information", "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."


     MINIMUM INITIAL INVESTMENT: A minimum initial investment of $2,500 is required to open an account, except an IRA account for which the minimum is $1,000. Subsequent investments must be at least $100. Each Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 ($500 for an IRA) because of shareholder redemptions. The shareholder will be given 30 days written notice and an opportunity to restore the account to $1,000 ($500 for an IRA). See "How to Buy Shares", "Other Shareholder Services" and "Shareholder Accounts."


     INVESTMENT ADVISER AND MANAGER: Clarke Lanzen Skalla Investment Firm, Inc. is the Funds' investment adviser (the "Investment Adviser" or the "Manager"). The Manager has been an investment adviser to individuals, employee benefit plans, trusts and corporations since 1989. See "The Trust and Its Management."

     SHARES AVAILABLE THROUGH: Your investment adviser. See "How to Buy Shares."


     HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders in good form accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" and "How Net Asset Value is Determined."


     SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Funds by writing the Funds c/o Mutual Funds Service Company, 6000 Memorial Drive, Dublin, Ohio 43017, or calling 1-800-808-3829. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.

     RISK FACTORS: Each Fund concentrates its investments in the shares of other investment companies. Consequently, in addition to a shareholder bearing his proportionate share of the expenses of a Fund, a shareholder also indirectly bears similar expenses of the underlying investment companies. Each Fund may invest, through investment companies, in what are sometimes referred to as "junk bonds." Such securities are speculative investments which carry greater risks than higher quality debt securities. Each Fund may invest, through investment companies, in foreign securities which may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuation. Each Fund may use various investment techniques to hedge the Fund's risks, including futures contracts and options, and underlying investment companies may invest in asset-backed securities. Special risk factors apply to those investments. See "Investment Objectives and Policies" and "Securities and Investment Practices" for a more detailed description of the risks associated with an investment in the Funds.

--------------------------------------------------------------------------------
                        SYNOPSIS OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------


                                                        THE            THE
                                                      AMERIGO        CLERMONT
                                                        FUND           FUND
                                                        ----           ----
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Charge (Load)
          Imposed on Purchases.....................     none           none
     Maximum Deferred Sales Charge (Load)..........     none           none
     Maximum Sales Charge (Load) Imposed on
         Reinvested Dividends......................     none           none
     Redemption Fee................................     none           none
     Exchange Fee..................................     none           none

ANNUAL FUND OPERATING EXPENSES
     (As a percentage of average net assets)

      Management Fees..............................     1.00%          1.00%
      Distribution (12b-1) Fees....................     none           none
      Other Expenses (after any expense reimburse-
        ment*).....................................     0.15%          0.15%
                                                       ------          -----
     TOTAL FUND OPERATING EXPENSES                      1.15%          1.15%
      (after any expense reimbursement or waiver*)

     *Expenses used in these illustrations summarize expenses actually incurred for each Fund for the period from July 14, 1997 (date of commencement of operations) through April 30, 1998.

EXAMPLE

     This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $1,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        THE AMERIGO FUND                           THE CLERMONT FUND
        ----------------                           -----------------

1 YEAR  3 YEARS  5 YEARS  10 YEARS         1 YEAR  3 YEARS  5 YEARS  10 YEARS
------  -------  -------  --------         ------  -------  -------  --------

 $12     $37      $63      $140             $12      $37      $63      $140

     During the period ended April 30, 1998, the Manager waived management fees and reimbursed expenses in order to reduce the operating expenses of each Fund. Expenses shown as "after any expense reimbursement" are based on actual fees paid by each Fund. Had expenses not been reimbursed, Other Expenses, as a percentage of average net assets, would have been 3.45% for The Amerigo Fund and 4.95% for The Clermont Fund. Total Fund Operating Expenses, as a percentage of average net assets, would have been 4.45% for The Amerigo Fund and 5.95% for The Clermont Fund.


     The Manager presently intends to waive management fees or reimburse each Fund through an expense reimbursement fee to the extent necessary to keep total expenses of each Fund at 1.15% of average daily net assets. The Manager may change this policy at any time without notice to shareholders. This would, in some circumstances, have a material adverse effect on the net income of the Funds and the return earned by shareholders. For planning purposes, prospective investors and shareholders should assume that expense reimbursements will not be made.


     The tables above are meant to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The Funds do not impose an exchange fee or redemption fee. For more complete descriptions of the various costs and expenses of the Funds see "The Trust and Its Management."


     An investor in the Funds should recognize that he may invest directly in mutual funds and that, by investing in mutual funds indirectly through the Funds, he will bear not only his proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying funds. An investor in the Funds through a managed account program who pays an advisory fee for asset allocation should recognize that the combined expenses of the program and of the Funds (including their indirect expenses) will involve greater fees and expenses than present in other types of investments. In addition, a Fund shareholder indirectly bears expenses paid by an underlying fund related to the distribution of its shares. Finally, an investor should recognize that, as a result of the Funds' policies of investing in other underlying funds, he may receive taxable capital gains distributions to a greater extent than would be the case if he invested directly in the underlying funds. See "Dividends, Distributions and Taxes."

     THE TABLE AND HYPOTHETICAL EXAMPLES ABOVE ARE FOR ILLUSTRATIVE PURPOSES ONLY. THE INVESTMENT RATE OF RETURN AND EXPENSES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES AS ACTUAL RATES OF RETURN AND EXPENSES MAY BE MORE OR LESS THAN THE RATE AND AMOUNTS SHOWN.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The financial highlights for The Amerigo Fund and The Clermont Fund are listed below. This information has been audited in conjunction with the audit of the financial statements of the CLS AdvisorOne Funds by KPMG Peat Marwick LLP, independent certified public accountants, for the period from July 14, 1997* through April 30, 1998.



                                         THE AMERIGO FUND     THE CLERMONT FUND


NET ASSET VALUE, BEGINNING OF PERIOD         $10.00                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                          0.02                  0.17
--------------------------------------------------------------------------------
Net realized and unrealized gains
     FROM INVESTMENTS                          1.39                  0.80
--------------------------------------------------------------------------------
TOTAL                                          1.41                  0.97
--------------------------------------------------------------------------------
DISTRIBUTIONS:
--------------------------------------------------------------------------------
FROM NET INVESTMENT INCOME                    (0.02)                (0.16)
--------------------------------------------------------------------------------
IN EXCESS OF NET INVESTMENT INCOME            (0.02)                 --
--------------------------------------------------------------------------------
TOTAL                                         (0.04)                (0.16)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $11.37                $10.81
--------------------------------------------------------------------------------
TOTAL RETURN                                  14.11%(1)              9.84%(1)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                  $7,557,532            $4,440,554
--------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS        1.15%(2)              1.15%(2)
--------------------------------------------------------------------------------
Ratio of net investment income to
     AVERAGE NET ASSETS                        0.15%(2)              2.53%(2)
--------------------------------------------------------------------------------
Ratio of expenses to average net assets,
     before voluntary expense reductions
     AND REIMBURSEMENTS                        4.45%(2)              5.95%(2)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to
     average net assets before voluntary
     EXPENSE REDUCTIONS AND REIMBURSEMENTS    (3.15%)(2)           (2.27%)(2)
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                       14.36%(1)            22.24%(1)
--------------------------------------------------------------------------------

*Date of Commencement of Operations

(1)  Not annualized.
(2)  Annualized.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

GENERAL

     Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of open-end or closed-end investment companies (the "underlying funds"), although it may invest up to 100% of its total assets in one underlying fund. At times, for temporary defensive purposes when warranted by general economic and financial conditions, a Fund may invest up to 100% of its total assets directly in, or in underlying funds investing in, (or enter into repurchase agreements (maturing in seven days or less) with banks and broker-dealers with respect to) short-term debt securities, including U.S. Treasury bills and other short-term U.S. Government securities, corporate bonds, commercial paper, certificates of deposit, bankers' acceptances and other money market instruments. A Fund may also invest directly in, or in underlying funds investing in, futures contracts and options thereon. However, a Fund normally will invest its assets in underlying funds. Although the Funds may invest in shares of the same underlying fund, the percentage of each Fund's assets so invested may vary and the Manager will determine that such investments are consistent with the investment objectives and policies of each Fund. The underlying funds in which a Fund invests may, but need not, have the same investment policies as the Fund. The investments which may be made by underlying funds in which the Funds invest and the risks associated with those investments are further described under "Securities and Investment Practices."

     Although a Fund may invest in a number of different types of mutual funds, a Fund will typically invest in the following types of mutual funds: aggressive growth, growth, growth and income, small capitalization, specialty and industry sector funds; international and global stock funds (including developed and emerging markets, regional funds and country specific funds) and international and global bond funds; U.S. Government securities, corporate bond and high yield bond funds; utility and money market funds. Since a Fund is subject to the risks of each investment type, the Fund and its performance are affected by many factors.

     The Manager will vary the percentage of a Fund's assets invested in each type of underlying fund or security based upon the mix of such funds or securities that the Manager believes will be most likely to achieve the Fund's investment objective. In allocating assets among asset classes, the Manager will employ both fundamental and technical analysis to assess relative risk and reward potential throughout the financial markets, with the objective of providing shareholders the best opportunity for achieving a Fund's investment objective. Generally, in seeking a Fund's investment objective, the Manager will alter the composition of the Fund's portfolio as economic and market trends change. A Fund's portfolio is expected to vary considerably among the various asset classes as these changes occur. The Manager substantially underweights asset classes that it believes have above average market risk with below average market potential over the short term; and it overweights asset classes that it believes represent above average market potential with below average market risk. By allocating its investments in this manner, a Fund believes it will not be exposed to the same degree of market risk as a fund which, for example, invests in only one asset class. However, the allocation process is not limited to determining the degree to which a Fund's assets should be invested in the different asset classes. The Manager continually explores opportunities in various subclasses of assets: geoeconomic considerations (i.e., foreign versus domestic), maturities of fixed income securities (i.e., "short term" versus "long term"), market capitalization (i.e., "blue chip" versus small capitalization), and sector rotation (i.e., "high tech" versus staple industries).

     A Fund may purchase "no-load" mutual funds, which are sold and purchased without a sales charge, and "load" mutual funds, but only if the load, or sales commission, is by previous agreement waived for purchases or sales made by a Fund. However, when the Manager believes it is appropriate, a Fund may also purchase mutual funds that charge a redemption fee of up to 2% for short-term sales, but not mutual funds that charge a sales load upon redemption. The underlying mutual funds in which a Fund invests may incur distribution expenses in the form of 12b-1 fees.

     The Manager selects underlying funds in which to invest based, in part, on their investment objectives and policies, their investment adviser and portfolio manager, and on analysis of their past performance (absolute, relative and risk-adjusted). The Manager also considers other factors in the selection of underlying funds, including, but not limited to, fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Typically, a Fund will invest its assets in mutual funds from several different mutual funds families, managed by a variety of investment advisers, and utilizing a variety of different investment objectives and styles.

     Each Fund is a diversified mutual fund because at least 75 percent of the value of each Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of each Fund and to not more than 10 percent of the outstanding voting securities of such issuer.

     The Trust may, in the future, seek to achieve each Fund's investment objective by investing all of the Fund's assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Each Fund's investment policies permit such an investment. Shareholders will receive 30 days prior written notice with respect to any such investment.

     Except as otherwise provided herein, each Fund's investment objective and its related policies and activities are not fundamental and may be changed by the Trustees of the Trust, on behalf of a Fund, without approval of the shareholders of that Fund.

THE AMERIGO FUND

     The investment objective of the The Amerigo Fund is capital appreciation and long-term growth of capital without regard to current income. The underlying funds in which it invests will consist of funds which seek capital growth or appreciation by investing primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants).

     The Fund also may invest up to 20% of its total assets in underlying funds which invest primarily in long- or short-term bonds and other fixed income securities (such as securities issued or guaranteed or insured by the U.S. Government, its agencies or instrumentalities, commercial paper, preferred stock, convertible preferred stock or convertible debentures) whenever the Manager believes that these underlying funds offer a potential for capital appreciation. These underlying funds may invest in investment grade bonds or in bonds which are not considered investment grade (commonly referred to as "junk bonds"). See "Securities and Investment Practices High Yield Securities."

     The underlying funds in which the The Amerigo Fund invests may incur more risk than those in which the The Clermont Fund invests. For example, they may trade their portfolios more actively (which results in higher brokerage commissions and increased realization of taxable capital gains) and/or invest in companies whose securities are subject to more erratic market movements. The underlying funds also may invest up to 100% of their assets in securities of foreign issuers and engage in foreign currency transactions with respect to these investments; invest up to 15% of their assets in restricted or illiquid securities; invest up to 5% of their assets in warrants; invest in asset-backed securities; lend their portfolio securities; sell securities short; borrow money in amounts up to 25% of their assets for investment purposes (i.e., leverage their portfolios); write (sell) or purchase call or put options on securities or on stock indexes; and enter into futures contracts and options on futures contracts. The risks associated with these investments are described in "Securities and Investment Practices."

THE CLERMONT FUND

     The investment objective of the The Clermont Fund is growth of capital and a reasonable level of current income. The underlying funds in which it invests will consist of funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term capital growth or appreciation with current income typically of secondary importance.

     The Fund will also invest at least 20% of its total assets in underlying funds which invest primarily in long- or short-term bonds and other fixed income securities (such as securities issued or guaranteed or insured by the U.S. Government, its agencies or instrumentalities, commercial paper, preferred stock, convertible preferred stock or convertible debentures). These underlying funds may invest in investment grade bonds or in bonds which are not considered investment grade (commonly referred to as "junk bonds"). See "Securities and Investment Practices - High Yield Securities."

     The underlying funds in which the The Clermont Fund invests may be authorized to invest up to 100% of their assets in the securities of foreign issuers and engage in foreign currency transactions with respect to these investments; invest up to 10% of their assets in restricted or illiquid securities; invest up to 5% of their assets in warrants; invest in asset-backed securities; lend their portfolio securities; sell securities short; borrow money in amounts up to 25% of their assets for investment purposes; write or purchase call or put options on securities or stock indexes; and enter into futures contracts and options on futures contracts. The risks associated with these investments are described in "Securities and Investment Practices."

     Additional information about the investment policies of the Funds appears in the Statement of Additional Information. There can be no assurance that the investment objective of the Funds will be achieved.

--------------------------------------------------------------------------------
                       SECURITIES AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------

     The following pages contain more detailed information about types of instruments in which a Fund or its underlying funds may invest, strategies the Manager may employ in pursuit of a Fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier. A complete listing of a Fund's limitations and more detailed information about each Fund's investments are contained in the Statement of Additional Information.

     OPEN-END INVESTMENT COMPANIES. Any investment in a mutual fund involves risk and, although the Funds may invest in a number of underlying funds, this practice does not eliminate investment risk. Moreover, investing through the Funds in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results which would not be present in a direct investment in the underlying funds. See "Dividends, Distributions and Taxes."

     The Funds and any "affiliated persons" (as defined in the 1940 Act) may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund Accordingly, when affiliated persons hold shares of any of the underlying funds, each Fund's ability to invest fully in shares of those funds is restricted, and the Manager must then, in some instances, select alternative investments that would not have been its first preference.

     The 1940 Act also provides that an underlying fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities which together with other such securities may not exceed 15% of The Amerigo Fund's assets and 10% of The Clermont Fund's assets.

     Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Funds may hold securities distributed by an underlying fund until the Manager determines that it is appropriate to dispose of such securities.

     Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and their Manager. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

     CLOSED-END INVESTMENT COMPANIES. The Funds may invest their assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

     A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Manager, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

     The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

     A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

     Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

     ILLIQUID AND RESTRICTED SECURITIES. An underlying fund may invest not more than 15% of its total assets in securities for which there is no readily available market ("illiquid securities") which would include securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an underlying fund's decision to dispose of such securities and the time when the fund is able to dispose of them, during which time the value of the securities (and therefore the value of the underlying fund's shares held by a Fund) could decline.

     FOREIGN SECURITIES. An underlying fund may invest up to 100% of its assets in securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the underlying fund's foreign securities may be adversely affected by fluctuations in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. In addition, income received by an underlying fund from sources within foreign countries, such as dividends and interest payable on foreign securities, may be subject to foreign taxes, including taxes withheld from payments on those securities. Moreover, the underlying funds will generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the NYSE is closed). Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges which may trade on other days (such as Saturday). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when the Manager does not have access to the Funds. Under the Investment Company Act of 1940 (the "1940 Act"), an underlying fund may maintain its foreign securities in the custody of non-U.S. banks and securities depositories.

     EXPOSURE TO EMERGING MARKETS. An underlying fund may invest in emerging markets securities. Investments in emerging market securities include additional risks to those generally associated with foreign investing. The extent of economic development, political stability, and market depth varies widely in comparison to more developed nations. The economies of these countries may be subject to greater social, economic, and political uncertainties or may be based on only a few industries. All of these factors can make emerging market securities more volatile.

     FOREIGN CURRENCY TRANSACTIONS. In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the underlying fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase. The underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to 14 days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurably any potential gain which might result should the value of such currency increase during the contract period.

     INDUSTRY CONCENTRATION. Although a Fund will not invest 25% or more of its total assets in any one industry or underlying funds that concentrate their investments in any one industry, a Fund, through its investment in the underlying funds, may indirectly invest 25% or more of its total assets in one industry.

     MASTER DEMAND NOTES. Although the Funds themselves will not do so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by an underlying fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the underlying fund and the issuing corporation. Because they are direct arrangements between the underlying fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time.

     REPURCHASE AGREEMENTS. Underlying funds, particularly money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed upon time and price. The Funds also may enter into repurchase agreements. These agreements are considered under the 1940 Act to be loans by the purchaser collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline. For a more complete discussion of repurchase agreements, see "Investment Objectives and Policies" in the Statement of Additional Information.

     LOANS OF PORTFOLIO SECURITIES. A Fund or an underlying fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund or the underlying fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund or the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund or the underlying fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     SHORT SALES. An underlying fund may sell securities short. In a short sale, the underlying fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The underlying fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the underlying fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     The underlying fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the underlying fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of the underlying fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

     The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security. The underlying fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the underlying fund may be required to pay in connection with a short sale.

     A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

     OPTIONS ACTIVITIES. An underlying fund may write (i.e., sell) listed call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the underlying fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

     An underlying fund may purchase a call on securities only to effect a "closing purchase transaction" which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the underlying fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the underlying fund expires (or until the call is exercised and the fund delivers the underlying security).

     An underlying fund also may write and purchase put options ("puts"). When an underlying fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

     An underlying fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

     The underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the underlying fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the underlying fund. Until the underlying securities are released from escrow, they cannot be sold by the underlying fund.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

     FUTURES CONTRACTS. A Fund or an underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund or an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund or underlying fund's portfolio securities declined, the value of the Fund or underlying fund's futures contracts would increase, thereby protecting the Fund or the underlying fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if a Fund or the underlying fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

     A stock index futures contract may be used to hedge a Fund or an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trade day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

         There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for a Fund or the underlying fund than if it had not entered into futures contracts on debt securities or stock indexes.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     OPTIONS ON FUTURES CONTRACTS. A Fund or an underlying fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Fund or underlying fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

     As with options on securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund or the underlying fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

         In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund or the underlying fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund or an underlying fund when the use of futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

         HEDGING. A Fund or an underlying fund may employ many of the investment techniques described in this section not only for investment purposes, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices, or a Fund or an underlying fund may purchase and sell stock index futures and related options to hedge against marketwide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit commensurably the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

         LEVERAGE THROUGH BORROWING. Each Fund has a fundamental policy that the Fund may not borrow more than 25% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Likewise, an underlying fund may borrow up to 25% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund or the underlying fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund or the underlying fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

     WARRANTS. An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the underlying fund will lose the purchase price and the right to purchase the underlying security.

     HIGH YIELD SECURITIES. Investing in high yield, high risk securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield, high risk securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

     High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield, high risk security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield, high risk securities defaults, an underlying fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary markets on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of an underlying fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield, high risk securities, especially in a thinly traded market.

     There may be special tax considerations associated with investing in high yield, high risk securities structured as zero coupon or payment-in-kind securities. An underlying fund records the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. An underlying fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities which otherwise would continue to be held. Shareholders will be taxed on these distributions.

     The use of credit ratings as the sole method of evaluating high yield, high risk securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     An underlying fund may invest in mortgage pass-through securities, which are securities representing interest in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an underlying fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium in the event of prepayment the value of the premium would be lost.

     Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

     An underlying fund may invest in collateralized mortgage obligations
(CMOs), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

     Other mortgage-related securities in which an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMB"), and may be structured in classes with rights to receive varying proportions of principal and interest. SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true for POs. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs, therefore, may be illiquid. In addition, the underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

PORTFOLIO TURNOVER


     Because the Manager may employ defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio in a Fund. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund. See "Dividends, Distributions and Taxes."

         The active asset allocation approach of a Fund can produce high portfolio turnover ratios when calculated in accordance with SEC rules. The portfolio turnover rates for the period from July 14, 1997 (date of commencement of operations) through April 30, 1998 for The Amerigo Fund and The Clermont Fund were 14.36% and 22.24%, respectively.


--------------------------------------------------------------------------------
                          THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

     The Trust was organized as a Massachusetts business trust on March 3, 1997. Each Fund is a diversified open-end management investment company. The Trust's offices are at 14747 California Street, Omaha, Nebraska 68154-1979. The business and affairs of the Trust are under the direction of its Board of Trustees.

     Each Fund has retained the services of Clarke Lanzen Skalla Investment Firm, Inc. as investment adviser (the "Manager"). The Manager has been an investment adviser to individuals, employee benefit plans, trusts and corporations since 1989. Although the Manager has been an investment adviser, and has been selecting mutual funds for its clients, for nine years, the Manager has had approximately 13 months experience in managing mutual funds. The Manager serves each Fund pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services which are provided by the Fund's custodian, transfer agent, independent accountants and legal counsel.

     The Manager maintains its offices at 14747 California Street, Omaha, Nebraska 68154-1979. As of January 30, 1998, the Manager held discretionary investment authority over approximately $739 million of assets. The Manager is controlled by W. Patrick Clarke through ownership of voting common stock. Mr. Clarke, a director and the President of the Manager, is Chairman, President and a Trustee of the Trust.

     The Manager earns an annual fee, payable in monthly installments, from each Fund at the rate of 1.00% of the Fund's average net assets.

     Accounting, stock transfer, and dividend disbursing services are provided to the Fund by Mutual Funds Service Company, 6000 Memorial Drive, Dublin, Ohio 43017. Mutual Funds Service Company also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of .05% of the Fund's average net assets, subject to a minimum annual fee of $30,000.


     A broker-dealer may use a portion of the commissions paid by a Fund to reduce the Fund's expenses. The Manager may take into account sales of shares of a Fund in selecting broker-dealers to effect portfolio transactions on behalf of a Fund.

     The Manager may use its resources to pay expenses associated with the sale of a Fund's shares. This may include payments to parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of a Fund's shares. However, the Funds do not pay the Manager any separate fees for this service.

     Each Fund may effect portfolio transactions with or through CLS Brokerage Services, Inc., an affiliate of the Manager, when the Manager determines that the Fund will receive the best net price and execution. This standard would allow CLS Brokerage Services, Inc. to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

     Information concerning the Trustees and officers of the Trust appears in the Statement of Additional Information.

PORTFOLIO MANAGER

     Randal D. Skalla is the portfolio manager primarily responsible for the day-to-day management of the Funds.


     Mr. Skalla, a Trustee and Vice President of the Trust, has been employed by the Manager since December 1989, has been a director and the Chief Investment Officer of the Manager since December 1992, and has managed the Funds since their inception in July 1997. He is a graduate of Brigham Young University where he earned a Bachelor of Science degree in Economics and a Masters of Business Administration degree with an emphasis in Finance and Investments.


TRANSFER AGENT

     Mutual Funds Service Company, 6000 Memorial Drive, Dublin, Ohio 43017 provides stock transfer, dividend disbursing and accounting and administrative services to the Funds.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------


     Shares of each Fund are offered continuously and sold at the net asset value per share next determined after receipt by the Fund of both a purchase order in good form and payment. (See "How Net Asset Value is Determined.") Net asset value generally changes each day.

MINIMUM INITIAL INVESTMENT -- The minimum initial investment to open an account is $2,500, except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.


     OPENING AN ACCOUNT --You may open an account through your investment adviser (by mail or bank wire) as follows:

BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus (including the Client Profile) and give it to your investment adviser. A check payable to The Amerigo Fund or The Clermont Fund must accompany the New Account Application. Your investment adviser should mail the New Account Application and the check to the following address:


     CLS ADVISORONE FUNDS, C/O MUTUAL FUNDS SERVICE COMPANY, P.O. BOX 7177, DUBLIN, OHIO 43017

BY BANK WIRE: If the wire order is for a new account in a Fund, YOU MUST TELEPHONE THE FUND PRIOR TO MAKING YOUR INITIAL INVESTMENT. Call 1-800-808-3829, or (614) 760-2158. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

         STAR BANK, N.A. CINTI/TRUST
                  (ABA #: 042-00001-3)

         ATTENTION: THE CLS ADVISORONE FUNDS
         (and Name of Fund -- see below)
         Credit Account Number (account number for Fund as follows):
                  THE AMERIGO FUND
                           Account Number 486464423
                  THE CLERMONT FUND
                           Account Number 486464431
                  Account Name (your name)
         Personal Account No. (your CLS AdvisorOne Funds account number)


     On new accounts, your investment adviser must send a completed New Account Application (including the Client Profile) to CLS AdvisorOne Funds c/o Mutual Funds Service Company, P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. A Fund will not permit redemptions until it receives the New Account Application in good order.


     SUBSEQUENT INVESTMENTS--Subsequent investments in an existing account in a Fund may be made by mailing a check payable to The Amerigo Fund and/or The Clermont Fund (please include your account number(s) on the check) and mail as follows:


              THE CLS ADVISORONE FUNDS
              C/O MUTUAL FUNDS SERVICE COMPANY
              P.O. BOX 7177
              DUBLIN, OH  43017


     Subsequent investments may also be made by bank wire as described above. IT IS NECESSARY TO NOTIFY A FUND PRIOR TO EACH WIRE PURCHASE. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

     AUTOMATIC ACCOUNT BUILDER--Periodic investments in an existing account can be made by selecting this option. (See "Other Shareholder Services.")


     WHEN PURCHASES ARE EFFECTIVE--Shares of each Fund are sold at net asset value per share next determined after receipt by Mutual Funds Service Company of both a purchase order in good form and payment.

     If a shareholder's check is dishonored, the purchase and any dividends paid thereon, if any, will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).") However, if shares are purchased by check(s) or the Automatic Account Builder, Mutual Funds Service Company will delay payment of redemption proceeds until the check used to purchase shares, or Automatic Account Builder order, has cleared which could be fifteen (15) calendar days or more subsequent to the purchase of the shares. A Fund will forward the proceeds promptly once the check has cleared.


     FINANCIAL INSTITUTIONS--You may buy shares or sell shares of a Fund through a broker or financial institution who may charge you a fee for this service. If you are purchasing shares of a Fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus.

     Certain financial institutions that have entered into sales agreements with the Trust may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of a Fund. Payment is due no later than a Fund's pricing on the following business day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by a Fund.

--------------------------------------------------------------------------------
                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")


     BY MAIL--A shareholder may redeem shares by mailing a written request in good order to CLS AdvisorOne Funds c/o Mutual Funds Service Company, P.O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). The Funds do not accept signatures guaranteed by a notary public. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. The Funds may waive these requirements in certain instances.


     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE--A shareholder may redeem by telephone: 1-800-808-3829, or call (614) 760-2158. Shareholders who wish to use this procedure must so elect on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, a shareholder may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     A shareholder may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Funds. The shareholder's signature must be guaranteed. Further documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.


     Neither the Funds nor Mutual Funds Service Company will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. Mutual Funds Service Company will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.


     WHEN REDEMPTIONS ARE EFFECTIVE--Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")


     WHEN PAYMENTS ARE MADE--Amounts withdrawn by telephone are normally mailed or wired on the next business day following the effective date of the order for withdrawal. Amounts withdrawn by mail are normally sent by mail within one business day after request is received, and must be mailed within seven days with the following exception: If shares are purchased by check, Mutual Funds Service Company will not pay a redemption until reasonably satisfied the check, used to purchase shares, has been collected which could be fifteen (15) calendar days or more after shares are first paid for, unless payment was made with federal funds. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")


--------------------------------------------------------------------------------
                           OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     AUTOMATIC ACCOUNT BUILDER: Regular investments in a Fund of $100 or more may be deducted from a shareholder's checking or savings account and invested in shares of the Fund. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no additional charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions of $100 or more from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise a Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

--------------------------------------------------------------------------------
                              SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

     Each Fund maintains an account for each shareholder in full and fractional shares. Each Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENT -- All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.


     ACCOUNTS BELOW MINIMUM -- Each Fund reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. Each Fund also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from a Fund to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).


--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which a Fund qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses) the Fund will not be subject to Federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its net ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to distribute its income in accordance with this requirement to prevent application of the excise tax.

     Each year the Trust will notify shareholders of the tax status of dividends and distributions.


     Income received by a Fund from a mutual fund in that Fund's portfolio (including dividends and distributions of short-term capital gains), as well as interest received on money market instruments and net short-term capital gains received by the Fund on the sale of mutual fund shares, will be distributed by the Fund (after deductions for expenses) and will be taxable to shareholders as ordinary income. Because the Funds are actively managed and can realize taxable net short-term capital gains by selling shares of an underlying fund with unrealized portfolio appreciation, investing in the Fund rather than directly in the underlying funds may result in increased tax liability to the shareholder, since the Fund must distribute its gain in accordance with the rules in the Code.

     Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) received by a Fund from mutual funds, as well as net long-term capital gains realized by a Fund from the purchase and sale (or redemption) of mutual fund shares or other securities held (generally) by a Fund for more than twelve months, will be distributed by the Fund and will be taxable to shareholders as long-term capital gains (even if the shareholder has held the shares for less than twelve months). The long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 20% which is less than the maximum rate imposed on other types of taxable income. Furthermore, capital gains may be advantageous because, unlike ordinary income, they may be offset by capital losses.


     The tax treatment of distributions from a Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each shares received equal to the net asset value of a shares of the Fund on the reinvestment date.

     A Fund may invest in underlying funds with capital loss carry-forwards. If such an underlying fund realizes capital gains, it will be able to offset the gains to the extent of its loss carry-forwards in determining the amount of capital gains which must be distributed to its shareholders. To the extent that gains are offset in this manner, distributions to the Fund (and its shareholders) will not be characterized as capital gain dividends, but may be ordinary income.

     Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisers as to the tax consequences of ownership of shares of the Trust in their particular circumstances.

     The Funds generally will be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid to shareholders if (a) the payee fails to furnish the Trust with and to certify the payee's correct taxpayer identification number or social security number, (b) the Internal Revenue Service (the "IRS") notifies the Trust that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (c) the payee fails to certify that he is not subject to backup withholding.

     Each Fund will distribute investment company taxable income quarterly. Each Fund will distribute any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund making the distribution, unless the shareholder has notified the Fund in writing of his election to receive distributions in cash.

--------------------------------------------------------------------------------
                        HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Net asset value per share is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of a Fund's shares might be materially affected by changes in the value of the securities held by the Fund. Net asset value is obtained by dividing the value of a Fund's assets, less its liabilities, by the total number of its shares of beneficial interest outstanding at the time.

     The assets of each Fund consist primarily of underlying funds, which are valued at their respective net asset values under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Money market funds with portfolio securities with a remaining maturity of 13 months or less and a weighted average maturity not exceeding 90 days may use the amortized cost to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost which approximates market value.

     Other assets of each Fund are valued at their current market value if market quotations are readily available and, if market quotations are not available, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

--------------------------------------------------------------------------------
                       PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

     A Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. A Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

     A Fund may provide period and average annualized "total return" quotations. A Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smoothes out variations in performance.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return if the period is shorter than one year, because of the assumed reinvestment.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager may have voluntarily agreed to waive portions of its fees or reimburse Fund operating expenses on a month-to-month basis. Such waivers will have the effect of increasing a Fund's net income (and therefore its total return) during the period such waivers are in effect.

     Shareholders will receive financial reports semi-annually that include a Fund's financial statements, including listings of investment securities held by the Fund at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust issues its own series of shares of beneficial interest. The shares of each Fund represent an interest only in the Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of the Fund. The Trust's Board of Trustees may authorize the creation of additional series under the Declaration of Trust, each of which would invest its assets in separate, individually managed portfolios.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     As stated in "Investment Objectives and Policies," except as otherwise expressly provided herein, each Fund's investment objective and policies are not fundamental and may be changed by the Trustees without shareholder approval. (No such change would be made, however, without 30 days written notice to shareholders.)


     YEAR 2000

     Like other mutual funds and businesses, The CLS AdvisorOne Funds could be adversely affected if the computer systems used by the Investment Adviser, Mutual Funds Service Co. and other service providers to The CLS AdvisorOne Funds are unable to process and calculate date-related information and data from and after January 1, 2000. Therefore, the Investment Adviser and Mutual Funds Service Co. are currently taking steps they believe are reasonably designed to assess any potential Year 2000 problems affecting the computer systems upon which they or The CLS AdvisorOne Funds rely. In addition, The CLS AdvisorOne Funds has obtained reasonable assurances that comparable steps are being taken by its other service providers. All service providers have informed The CLS AdvisorOne Funds that they plan to be Year 2000 compliant by the end of 1998, and The CLS AdvisorOne Funds will continue to monitor their progress.

INVESTMENT ADVISER
Clarke Lanzen Skalla Investment Firm, Inc.

ADDRESS OF FUNDS AND ADVISER
14747 California Street
Omaha, NE  68154-1979
800-635-3427
402-493-3313

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202


TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Company
6000 Memorial Drive
Dublin, OH 43017
800-808-3829
614-760-2158 (in Central Ohio)


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C.  20030

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH  43215



                              CLS ADVISORONE FUNDS
                                THE AMERIGO FUND
                                THE CLERMONT FUND

                             14747 California Street
                              Omaha, NE 68154-1979
                                  800-635-3427
                                  402-493-3313

                             CLS ADVISORONE FUNDS
                               THE AMERIGO FUND
                               THE CLERMONT FUND
                      CROSS REFERENCE SHEET TO FORM N-1A

PART B.

ITEM NO.                   STATEMENT OF ADDITIONAL INFORMATION

10                         Cover Page

11                         Table of Contents

12                         Not applicable

13(a)(b)(c)                Investment Objectives and Policies
                           Investment Restrictions
13(d)                      Portfolio Turnover

14(a)(b)                   Officers and Trustees
14(c)                      Not applicable

15(a)(b)                   Not applicable
15(c)                      Officers and Trustees

16(a)                      Investment Adviser and Manager
                           Officers and Trustees
16(b)                      Investment Adviser and Manager
16(c)                      Purchase and Sale of Portfolio Securities
16(d)                      Not applicable
16(e)                      Not applicable
16(f)                      Not applicable
16(g)                      Not applicable
16(h)                      Description of the Trust
16(i)                      Not applicable

17                         Purchase and Sale of Portfolio Securities

18(a)                      Description of the Trust
18(b)                      Not applicable

19(a)                      Additional Purchase and Redemption Information
19(b)                      Valuation of Portfolio Securities
                           Additional Purchase and Redemption Information
19(c)                      Not applicable

20                         Distributions and Taxes

21(a)                      Not applicable
21(b)                      Not applicable
21(c)                      Not applicable

22(a)                      Not applicable
22(b)                      Performance Information

23                         Financial Highlights

                                THE AMERIGO FUND
                                       AND
                                THE CLERMONT FUND


                       FUNDS OF CLS ADVISORONE FUNDS TRUST
           STATEMENT OF ADDITIONAL INFORMATION DATED ___________, 1998

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of CLS AdvisorOne Funds dated __________, 1998. A copy of the Prospectus may be obtained from CLS AdvisorOne Funds c/o Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, or by calling: 1-800-808-3829. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.



                                TABLE OF CONTENTS
                                -----------------

                                                                 PAGE


Investment Objectives and Policies                                 2
Investment Restrictions                                           11
Portfolio Turnover                                                11
Purchase and Sale of Portfolio Securities                         12
Valuation of Portfolio Securities                                 14
Performance Information                                           15
Additional Purchase and Redemption Information                    19
Distributions and Taxes                                           20
Investment Adviser and Manager                                    21
Officers and Trustees                                             23
Description of the Trust                                          26
Principal Holders of Outstanding Shares                           27
Financial Statements                                              28
Appendix



INVESTMENT ADVISER                                   TRANSFER AGENT
Clarke Lanzen Skalla Investment Firm, Inc.           Mutual Funds Service Co.

                       INVESTMENT OBJECTIVES AND POLICIES

     GENERAL. The investment policies set forth below in this section represent the Funds' policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees without shareholder approval. (No such change would be made, however, without 30 days written notice to shareholders.)

     Each Fund has adopted certain investment restrictions which cannot be changed except with the vote of a majority of the Fund's outstanding shares. These restrictions are applicable to the Funds and are described under "Investment Restrictions" in this Statement of Additional Information.

     For temporary defensive purposes, each Fund may invest up to 100% of its total assets directly in, or in underlying funds investing in, (or enter into repurchase agreements (maturing in seven days or less) with banks and broker-dealers with respect to) short-term debt securities, including U.S. Treasury bills and other short-term U.S. Government Securities, corporate bonds, commercial paper, certificates of deposit, bankers' acceptances and other money market instruments. Each Fund may also directly invest in futures contracts and options thereon to the extent and for the purposes set forth in the Trust's Prospectus.

     MONEY MARKET INSTRUMENTS AND BONDS. When investing directly in money market instruments or bonds, each Fund will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. Each Fund may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks.

     * High Quality Commercial Paper - Each Fund may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's. See rating information in the Appendix attached hereto.

     * Private Placement Commercial Paper - Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Funds. A Fund's risk is that the universe of potential buyers for the securities, should the Fund desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information in the Appendix attached hereto.

     * Repurchase Agreements Pertaining to the Above - Each Fund may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities could be any of those described above, some of which might bear maturities exceeding one year. A Fund's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of each Fund to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. A Fund may enter into repurchase agreements with its custodian (Star Bank, N.A., Cincinnati) when it is advantageous to do so.

     The Manager exercises due care in the selection of money market instruments and bonds. However there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of a Fund.

Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - A repurchase transaction occurs when an investor buys a security and simultaneously agrees to resell it at a later date to the person from whom it was bought, at a higher price.

     The price differential represents interest for the period the security is held. Repurchase transactions will normally be entered into with banks and securities brokers. A Fund could suffer a loss if the bank or securities broker with which the Fund had a repurchase agreement were to default.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     EXPOSURE TO FOREIGN MARKETS. Each Fund does not have a limitation on the amount of its assets that may be invested in underlying funds investing in foreign securities. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

     Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of

U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects. These risks are magnified for underlying funds investing in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases underlying funds' best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where underlying funds' assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the underlying funds' costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for investing in U.S. securities. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult for underlying funds to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

     Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Some underlying funds may invest in American Depository Receipts ("ADR's"). ADR's are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADR's are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADR's continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. Each Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     CORRELATION OF PRICE CHANGES. Each Fund may invest in futures contracts and options thereon. An underlying fund may invest in options (including options on futures contracts) and futures contracts. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund or underlying fund's current or anticipated investments exactly. A Fund or an underlying fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund or underlying fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund or underlying fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund or an underlying fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund or underlying fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     FUTURES CONTRACTS. When a Fund or an underlying fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund or an underlying fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund or the underlying fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500 Stocks (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund or an underlying fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund or an underlying fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM") when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund or an underlying fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund or an underlying fund, the Fund or the underlying fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund or the underlying fund.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association which regulate trading in the futures markets. Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

     The above limitations on a Fund or underlying fund's investments in futures contracts and options, and the Fund or underlying fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund or an underlying fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund or an underlying fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund or the underlying fund's access to other assets held to cover its options or futures positions could also be impaired.

     PURCHASING PUT AND CALL OPTIONS. Each Fund may invest in futures contracts and options thereon. An underlying fund may invest in options (including options on futures contracts) and futures contracts. By purchasing a put option, the Fund or an underlying fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund or an underlying fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund or an underlying fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, a Fund or an underlying fund will lose the entire premium it paid. If a Fund or an underlying fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund or an underlying fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When a Fund or an underlying fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund or the underlying fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund or an underlying fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund or an underlying fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund or the underlying fund has written, however, the Fund or the underlying fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates a Fund or an underlying fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     ILLIQUID INVESTMENTS. Each Fund and an underlying fund may invest in illiquid investments, subject to certain restrictions provided in the Prospectus and herein. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager determines the liquidity of the Fund's investments and, through reports from the Manager, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

     Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and an investment in an underlying fund exceeding 1% of the total outstanding securities of the underlying fund. Also, the Manager may determine some restricted securities to be illiquid.

     In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, The Amerigo Fund and The

Clermont Fund were in a position where more than 15% and 10% of their net assets, respectively, were invested in illiquid securities, they would seek to take appropriate steps to protect liquidity.

     LOWER-QUALITY DEBT SECURITIES. Each Fund may invest in underlying funds investing in lower quality debt securities. The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the trustees of an underlying fund, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and an underlying fund's ability to dispose of these securities.

     Since the risk of default is higher for lower-quality debt securities, the underlying fund manager's research and credit analysis are an especially important part of managing securities of this type held by the underlying fund. In considering investments for the underlying fund, the underlying fund manager will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The underlying fund manager's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     The underlying fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the underlying fund's shareholders.

     RESTRICTED SECURITIES. Each Fund and an underlying fund may invest in restricted securities as described in the Prospectus and herein. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund or an underlying fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund or an underlying fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     SHORT SALES. An underlying fund may enter into short sales. For example, if the manager of an underlying fund anticipates a decline in the price of a stock the underlying fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline.

     When an underlying fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. An underlying fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

     ZERO COUPON BONDS. An underlying fund may invest in zero coupon bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the underlying fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to each Fund as fundamental policies. Under the 1940 Act, a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which is defined in the 1940 Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Vote"). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Provided that nothing in the following investment restrictions shall prevent a Fund from investing all or part of its assets in an open-end investment company having substantially the same investment objective as the Fund, neither of the Funds may:

     (1) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (2) underwrite securities issued by others, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

     (3) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in underlying funds which invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in underlying funds which purchase or sell options and futures contracts or from investing in underlying funds which invest in securities or other instruments backed by physical commodities);

     The following investment limitations are not fundamental and may be changed without shareholder approval.

     (i) The Funds do not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (ii) The Amerigo Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (iii) The Clermont Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (iv) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (v) Each Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (vi) Each Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (vii) Each Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

                               PORTFOLIO TURNOVER

     Turnover rates are primarily a function of the Manager's response to market conditions. In the Manager's opinion, it may be in the best interest of a Fund to change its portfolio to a fully or partially defensive position at times. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules.


     The portfolio turnover rates for The Amerigo Fund and The Clermont Fund for the period from July 14, 1997 (date of commencement of operations) through April 30, 1998 were 14.36% and 22.24%, respectively.


                    PURCHASE AND SALE OF PORTFOLIO SECURITIES

     The Manager is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. The Manager is also responsible for the placement of transaction orders for other accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of a Fund's expenses.

     Each Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund or other accounts over which the Manager or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement).

     The receipt of research from broker-dealers that execute transactions on behalf of a Fund may be useful to the Manager in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Fund. The receipt of such research has not reduced the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses that could be incurred if the Manager tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, the Manager must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Manager's overall responsibilities to the Fund and its other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what position of the compensation should be related to those services.

     The Manager is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of a Fund to the extent permitted by law. The Manager may use research services provided by and place agency transactions with CLS Brokerage Services, Inc., an affiliate of the Manager, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

     The Manager may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized the Manager to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

     The Trustees periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     From time to time, the Trustees will review whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. Each Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

     During the period from July 14, 1997 to April 30, 1998, neither The Amerigo Fund nor The Clermont Fund paid any commissions on the purchase and sale of securities.


                        VALUATION OF PORTFOLIO SECURITIES

     Securities owned by each Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business. If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker. Futures contracts are valued on the basis of the cost of closing out the liability, i.e., at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit, commercial paper, etc.) are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed income securities are priced at the current quoted bid price. However, U.S. Government Securities and other fixed income securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees. Investments in mutual funds are valued at net asset value; provided, however, the Funds' investment in underlying mutual funds may be subject to a redemption fee.

     Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

                             PERFORMANCE INFORMATION

     TOTAL RETURN. From time to time, each Fund may advertise its average annual total returns for various periods of time. When applicable, depending on the Fund, the periods of time shown will be for a one-year period; a five-year period (or relevant portion thereof) and since inception. The calculation assumes the reinvestment of all dividends and distributions. Examples of the total return calculation for a Fund will assume a hypothetical investment of $1,000 at the beginning of each period.

     It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P (1+T)(to the nth power) = ERV
     P = initial investment of $1,000
     T = average annual total return
     n = Number of years
     ERV = ending redeemable value at the end of the base period



THE AMERIGO FUND:

                                   0.79 YEARS
                             Total Return for Period
                                    Beginning
                                July 14, 1997 and
                              ENDED APRIL 30, 1998
                              ---------------------

Value of Account
 At end of Period                  $1,141.09

Value of Account
 At beginning of Period            $1,000.00

Base Period Return                 $  141.09

Total Return                           14.11%

Values were computed according to the following formulas:

         Since Inception:   $1,000(1 + .14109) = $1,141.09

THE CLERMONT FUND:

                                   0.79 YEARS
                             Total Return for Period
                                    Beginning
                                July 14, 1997 and
                              ENDED APRIL 30, 1998
                              ---------------------

Value of Account
 At end of Period                  $1,098.35

Value of Account
 At beginning of Period            $1,000.00

Base Period Return                 $   98.35

Total Return                            9.84%

Values were computed according to the following formulas:

         Since Inception:     $1,000(1 + .09835) = $1,098.35

The Total Return performance data in these hypothetical examples represent past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

     NONSTANDARDIZED TOTAL RETURN. In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. A Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in shares price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

     OTHER INFORMATION CONCERNING FUND PERFORMANCE. A Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

     A Fund may compare its performance over various periods to various indices or benchmarks, including, but not limited to, the performance record of the Standard & Poor's 500 Composite Stock Price Index (S&P), the Dow Jones Industrial Average (DJIA), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such Fund's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies (DJIA). The Fund may have the ability to invest in securities or underlying funds not similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike a Fund's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

     Comparisons may be made on the basis of a hypothetical initial investment in a Fund (such as $1,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

     A Fund's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives.

     Other groupings of funds prepared by Lipper Analytical Services, Inc. ("Lipper") and other organizations may also be used for comparison to the Fund. Although Lipper and other organizations such as Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.

     Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, Barron's, etc. will also be used.

     Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. A Fund may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. A Fund may discuss the performance of financial markets and indices over various time periods.

     A Fund may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

     A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

     The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten-year period.

     Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Each Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings: New Year's Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holiday schedule at any time.

     Each Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of The Amerigo Fund will be able to exchange their shares for shares of The Clermont Fund. Shareholders of The Clermont Fund will be able to exchange their shares for shares of The Amerigo Fund. No fee or sales load will be imposed upon any such exchange.

     Additional details about the exchange privilege is available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and either Fund has the right to reject any exchange application relating to such Fund's shares. The 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate any applicable administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) a Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder or the Fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies. In the Prospectus, each Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of a Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to Automatic Account Builder participants.

     Further information about these programs and an application form can be obtained from the Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to the withdrawal of the Fund's shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

     DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manager may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.

     DIVIDENDS. A portion of a Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Each Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.


     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by a Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. Short-term capital gains distributed by a Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.


     TAX STATUS OF THE FUND. Each Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each Fund intends to comply with other tax rules applicable to regulated investment companies.

     Each Fund is treated as a separate entity from the other CLS AdvisorOne Funds.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on a Fund's distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     Clarke Lanzen Skalla Investment Firm, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, each Fund.

     Pursuant to the Investment Advisory Contract with each Fund, the Manager, subject to the supervision of the Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of each Fund. The Manager also administers each Fund's corporate affairs, and in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Star Bank, N.A., each Fund's custodian and Mutual Funds Service Co., each Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Contract and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for each Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Investment Advisory Contract for each Fund is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the outstanding voting shares of the Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     Each Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Trustees, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund. Costs, expenses and liabilities which are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from the Manager; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for each Fund is based upon the average net assets of each Fund and is at the rate of 1% of each Fund's average net assets.

     The Manager presently intends to waive management fees or reimburse each Fund through an expense reimbursement fee to the extent necessary to keep total expenses at 1.15% of average daily net assets of each Fund. The Manager may change this policy at any time without notice to shareholders.


     For the period from July 14, 1997 (date of commencement of operations) through April 30, 1998, The Amerigo Fund and The Clermont Fund paid total fees to the Manager of $29,116 and $18,771, respectively.

     For the period from July 14, 1997 through April 30, 1998, The Amerigo Fund and The Clermont Fund each paid administrative fees of $22,500 to Mutual Funds Service Co., the Administrator of the Funds, under its Administration Services Agreement.

     Clarke Lanzen Skalla Investment Firm, Inc. was incorporated in Nebraska on March 3, 1989 and maintains its principal offices at 14747 California Street, Omaha, NE 68154-1979. The Manager is controlled by W. Patrick Clarke through the ownership of voting common stock. The Manager's officers and directors are as set forth as follows: W. Patrick Clarke, a director, President and Chief Executive Officer; Randal D. Skalla, a director, Vice President and Chief Investment Officer; Gary W. Lanzen, a director; and Todd P. Clarke, Executive Senior Vice President, Secretary and Treasurer. Each of the foregoing individuals is a Trustee and officer of the Trust.


                              OFFICERS AND TRUSTEES

     The Trustees and executive officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 14747 California Street, Omaha, NE

68154-1979 which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with either Fund, the Trust or the Manager are indicated by an asterisk (*).

     The Trust is managed by its Trustees and officers. Their names, addresses, ages, positions and principal occupations during the past five years are listed below:

NAME, ADDRESS AND AGE           POSITION HELD         PRINCIPAL OCCUPATION


W. Patrick Clarke*, 53          Trustee, Chairman     President and Chief
                                and President         Executive Officer, Clarke
                                                      Lanzen Skalla Investment
                                                      Firm, Inc., an investment
                                                      adviser.

Randal D. Skalla*+, 36          Trustee, Vice         Vice President and Chief
                                President             Investment Officer, Clarke
                                                      Lanzen Skalla Investment
                                                      Firm, Inc., an investment
                                                      adviser.

Gary W. Lanzen*+, 44            Trustee               A registered
                                                      representative of CLS
                                                      Brokerage Services, Inc.,
                                                      a broker-dealer, since
                                                      June 1997; Chief Financial
                                                      Officer, Secretary and
                                                      Treasurer of Clarke Lanzen
                                                      Skalla Investment Firm,
                                                      Inc., an investment
                                                      adviser, from ______ 199_
                                                      to March 1998.

Todd P. Clarke*+, 29            Trustee, Assistant    Executive Senior Vice
                                Secretary and         President of Clarke Lanzen
                                Assistant Treasurer   Skalla Investment Firm,
                                                      Inc., an investment
                                                      adviser.

Susan Kineen*+, 47              Secretary and         Senior Vice President and
                                Treasurer             Comptroller of Clarke
                                                      Lanzen Skalla Investment
                                                      Firm, Inc., an investment
                                                      adviser, since April 1997;
                                                      Comptroller of Omaha
                                                      Community Playhouse from
                                                      December 1991 through
                                                      February 1997.

H. Reese Hansen, 56             Trustee               Dean of Brigham Young
Brigham Young University                              University J. Reuben Clark
J. Reuben Clark Law School                            Law School
P. O. Box 28000
Provo, UT  84602-8000

L. Merill Bryan, Jr., 53        Trustee               President and Chief
Union Pacific Railroad                                Executive Officer, Union
1416 Dodge Street, Room 1100                          Pacific Technologies, a
Omaha, NE 68179                                       computer and telecommunic-
                                                      ations systems and
                                                      services company.

Richard A. Zehnacker, 41        Trustee               President, First Data
c/o First Data Resources                              Resources, a credit card
10825 Farnam Drive-C43                                processing company.
Omaha, NE  68154



+14747 California Street, Omaha, Nebraska  68154-1979.

     W. Patrick Clarke is Todd P. Clarke's father and H. Reese Hansen's brother-in-law.


     The following table shows the compensation paid by each of the Funds and the Trust (the "Fund Complex") as a whole to the Trustees of the Funds and the Fund Complex during the period from July 14, 1997 (date of commencement of operations) until April 30, 1998.

                               COMPENSATION TABLE

                                       Pension or
                                       Retirement
                                       Benefits     Estimated   Total
                                       Accrued as   Annual      Compensation
                       Aggregate       Part of      Benefits    from Registrant
                       Compensation    Fund         Upon        and Fund Complex
TRUSTEE                FROM THE TRUST  EXPENSE      RETIREMENT  PAID TO TRUSTEES

W. Patrick Clarke      None            None         None        None

Randal D. Skalla       None            None         None        None

Gary W. Lanzen         None            None         None        None

Todd P. Clarke         None            None         None        None

H. Reese Hansen        $5,400          None         None        $5,400

L. Merill Bryan, Jr.   $5,400          None         None        $5,400

Richard A. Zehnacker   $3,900          None         None        $3,900

     Neither the Trust nor either of the Funds pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose.

     The Trust pays each Trustee who is not an "interested person" an annual fee of $4,000, plus $1,500 for each meeting of the Board of Trustees attended in person or $750 for each meeting of the Board of Trustees attended telephonically. H. Reese Hansen, L. Merill Bryan, Jr. and Richard A. Zehnacker comprise the Audit Committee for the Trust. Each member of the Audit Committee is paid $400 for each meeting of the Audit Committee attended. Trustee fees for the Fund Complex totaled $14,700 for the period from July 14, 1997 (date of commencement of operations) to April 30, 1998. Audit Committee fees for each of the Funds totaled $600 for the period from July 14, 1997 (date of commencement of operations) to April 30, 1998. All other officers and Trustees serve without compensation from the Trust.

     The Trustees and officers of the Trust own, in the aggregate, less than 1% of The Amerigo Fund's total outstanding shares and 2.04% of The Clermont Fund's total outstanding shares.


                            DESCRIPTION OF THE TRUST

     TRUST ORGANIZATION. The assets of the Trust received for the issue or sale of the shares of a Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of each Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

     The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. Each Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or the Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or a Fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by the Board of Trustees. If not so terminated, the Trust and the Fund will continue indefinitely.

     CUSTODIAN. Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of each Fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. Each Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


     AUDITORS. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215 serves as the Trust's independent auditors. The auditor performs an annual audit of the financial statements for each Fund and may provide other audit, tax, and related services.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of July 27, 1998, the following persons owned 5% or more of The Clermont Fund's outstanding shares of beneficial interest:

         Name and Address                   Amount of Record         Percentage
         OF BENEFICIAL OWNER                AND BENEFICIALLY         OF FUND
         -------------------                ----------------         -------

         Brent J. Welch                     29,522.123                5.402%
         Elizabeth E. Welch JTWROS
         4632 S. 166th Circle
         Omaha, NE  68135

         Sterling Trust Co. C/F             85,647.684               15.671%
         Davis & Davis P.C.
         P. O. Box 2526
         Waco, TX  76702


                              FINANCIAL STATEMENTS


     The audited Financial Statements and the Notes thereto for the Funds, and the Independent Auditors' Report of KPMG Peat Marwick LLP, independent public accountants, are presented on the following pages.

                             CLS AdvisorOne Funds
                            PORTFOLIO OF INVESTMENTS
                                 April 30, 1998

                         T H E   A M E R I G O   F U N D

Mutual Funds
                                                                                % OF
LARGE CAP VALUE                                                     SHARES   NET ASSETS      VALUE

Fidelity Advisor Growth Opportunities I Fund                        14,821     9.12%     $ 689,038
Warburg Pincus Growth and Income Fund                               18,422     4.50%       340,068
Neuberger & Berman Partners Fund                                     3,607     1.39%       105,134

LARGE CAP GROWTH
Masters' Select Equity Fund                                         40,143     7.35%       555,176
Rydex OTC Fund (#)                                                  18,860     7.06%       533,360
Rydex Nova Fund (#)                                                 15,363     6.14%       464,125

MID CAP VALUE
Oakmark Select Fund (#)                                             35,941     9.20%       695,460
Neuberger & Berman Genesis Fund (#)                                 33,584     7.55%       570,262
Baron Asset Fund (#)                                                 8,844     6.16%       465,299

SMALL CAP VALUE
Heartland Value Plus Fund                                           41,175     9.12%       689,270
Barr Rosenberg U.S. Small Capitalization Fund -- Advisor Class(#)   20,450     2.68%       202,453
Robertson Stephens Partners Fund                                     3,386     0.80%        60,643
Heartland Small Cap Contrarian Fund                                    374     0.07%         5,041

SMALL CAP GROWTH
TIP Funds Turner Small Cap Equity Fund (#)                          9,856      3.73%       281,878

BONDS
Strong High Yield Bond Fund                                         15,958     2.55%       192,938

INTERNATIONAL STOCK
Janus Overseas Fund                                                 37,345    10.07%       761,090
Federated International Small Company Fund -- Class A (#)           18,468     4.57%       345,356
SSgA Emerging Markets Fund                                          15,077     2.17%       164,187
Templeton Developing Markets Trust -- Advisor Class                  7,183     1.29%        97,397

TOTAL MUTUAL FUNDS (Cost $6,506,397)                                          95.52%     7,218,175
                                                                              ------     ---------

Money Market Mutual Funds                                          200,000     2.65%       200,000
Alliance Prime Portfolio

Total Money Market Mutual Funds (Cost $200,000)                                2.65%       200,000
                                                                               -----     ---------
TOTAL INVESTMENTS (COST $6,706,397)                                           98.17%     7,418,175
                                                                              ------     ---------

Other Assets in Excess of Liabilities                                          1.83%       139,357
                                                                               -----       -------

TOTAL NET ASSETS                                                                100%    $7,557,532
                                                                                ====    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

(#) REPRESENTS NON-INCOME PRODUCING SECURITIES

The following information was                  The Amerigo Fund's Investment
presented as a pie chart:                      Style % in U.S. stock funds
                                               April 30, 1998:
COMPOSITION %
-------------                                  VALUE  BLEND  GROWTH

Composition % based on                         15.01%        20.55%    LARGE
holdings of underlying
funds at April 30, 1998.                       22.91%                  MEDIUM

U.S. Stocks             64.7%                  12.67%         3.73%    SMALL
International Stocks    21.0%
Cash                     8.4%
Bonds                    4.3%
Other                    0.7%

                              CLS AdvisorOne Funds
                            PORTFOLIO OF INVESTMENTS
                                 April 30, 1998

                       T H E   C L E R M O N T   F U N D


Mutual Funds                                                                           % OF
                                                                        SHARES      NET ASSETS      VALUE
LARGE CAP VALUE
Oakmark Fund                                                            13,754        13.63%       $605,311
Invesco Total Return Fund                                               14,919        10.60%        470,559
Invesco Financial Strategic Utilities Fund                              10,680         3.53%        156,677

LARGE CAP GROWTH
Rydex Nova Fund (#)                                                      6,915         4.70%        208,893

MID CAP GROWTH
Baron Growth & Income Fund                                               9,142         5.52%        245,182

SMALL CAP VALUE
Third Avenue Value Fund                                                 10,200         7.87%        349,252
Oakmark Small Capital Fund (#)                                           6,552         3.05%        135,306
Barr Rosenberg U.S. Small Capitalization Fund - Advisor Class (#)       10,958         2.44%        108,482

BONDS
Strong Corporate Bond Fund                                              39,785        10.06%        446,787
Fidelity Advisor High-Yield Fund                                        29,546         8.54%        379,368
Berwyn Income Fund                                                      15,736         4.55%        202,046

INTERNATIONAL STOCK
Tweedy Browne Global Value Fund                                         37,930        16.25%        721,423
Oakmark International Small Cap Fund                                    15,111         3.20%        141,892
Brinson Global Equity Fund                                                             3.11%        138,017


Total Mutual Funds (Cost $4,041,863)                                                  97.05%      4,309,195
                                                                                      ------      ---------

Other Assets in Excess of Liabilities                                                  2.95%        131,359
                                                                                       -----        -------

TOTAL NET ASSETS                                                                        100%     $4,440,554
                                                                                        ====     ==========

(#) REPRESENTS NON-INCOME PRODUCING SECURITIES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

The following information was                  The Clermont Fund's Investment
presented as a pie chart:                      Style % in U.S. stock funds
                                               April 30, 1998:
COMPOSITION %
-------------                                  VALUE  BLEND  GROWTH

Composition % based on                         27.76%         4.70%    LARGE
holdings of underlying
funds at April 30, 1998.                                      5.52%    MEDIUM

U.S. Stocks             43.9%                  13.36%                  SMALL
Bonds                   24.5%
International Stocks    17.9%
Cash                    10.7%
Other                    3.0%

                              CLS AdvisorOne Funds

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 April 30, 1998

                                                    The            The
                                                  Amerigo        Clermont
                                                   Fund            Fund
Assets:

Investments, at market value
      (cost $6,706,397 and $4,041,863,
      respectively)                             $7,418,175      $ 4,309,195
Cash                                               125,310          105,904
Receivable from advisor                             29,749           27,805
Unamortized organization costs                      43,709           43,709
Prepaid expense and other assets                     2,723            2,723
Total Assets                                     7,619,666        4,489,336

Less Liabilities:

Management fees payable                             32,144           21,799
Other accrued liabilities                           29,990           26,983
Total Liabilities                                   62,134           48,782

Net Assets                                     $ 7,557,532      $ 4,440,554
                                               ===========      ===========

Components of Net Assets:

Capital                                        $ 6,782,973      $ 4,160,163
Accumulated undistributed
      net investment income                            ---            1,247
Accumulated undistributed
      net realized gains                            62,781           11,812
Net unrealized appreciation of investments         711,778          267,332
TOTAL NET ASSETS                                $7,557,532       $4,440,554
                                                ==========       ==========

Capital Stock Outstanding                          664,460          410,965
                                                   =======          =======

Net Asset Value -- Offering and                     $11.37           $10.81
Redemption Price Per Share                          ======           ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              CLS AdvisorOne Funds

                            STATEMENTS OF OPERATIONS
           For the Period from July 14, 1997* through April 30, 1998

                                                      The            The
                                                     Amerigo       Clermont
                                                      Fund           Fund
Investment Income:

Dividends                                            $42,300        $79,860
Total Investment Income                               42,300         79,860

Expenses:

Investment advisory fees                              32,144         21,799
Audit fees                                             9,891          9,910
Custodian fees                                         5,525          4,002
Trustee fees                                          10,387         10,335
Legal expense                                          4,802          4,802
Amortization of organization expense                   8,423          8,423
Transfer agent fees                                   14,373         13,659
Fund accounting fees                                  15,932         15,932
Administrative fees                                   23,897         23,897
Printing and postage expense                          12,155         12,155
Registration                                           1,342          1,342
Miscellaneous expenses                                 4,349          2,906
TOTAL EXPENSES BEFORE VOLUNTARY EXPENSE
      REDUCTIONS AND REIMBURSEMENTS                  143,220        129,162
                                                     -------        -------
Expenses voluntarily reduced                         (3,028)        (3,028)
Reimbursement of expenses by advisor               (102,771)      (101,142)

Net Expenses                                          37,421         24,992

Net Investment Income                                  4,879         54,868

Realized and Unrealized Gains from Investments:

Net realized gains from investment transactions       62,781         11,812
Net increase in unrealized appreciation
     of investments                                  711,778        267,332
Net Realized and Unrealized Gains
     from Investments                                774,559        279,144

Net Increase in Net Assets Resulting
     from Operations                               $ 779,438      $ 334,012
                                                   =========     ==========


* Date of commencement of operations
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              CLS AdvisorOne Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
           For the Period from July 14, 1997* through April 30, 1998

                                                      The            The
                                                     Amerigo       Clermont
                                                      Fund           Fund
Increase In Net Assets:

Operations:

Net investment income                                 $ 4,879       $ 54,868
Net realized gains from
         investment transactions                       62,781         11,812
Net increase in unrealized
         appreciation of investments                  711,778        267,332

Net Increase in Net Assets Resulting
         from Operations                              779,438        334,012

Dividends and Distributions to Shareholders:

From net investment income                            (4,879)       (53,621)
In excess of net investment income                   (12,682)            --
Net Decrease in Net Assets Resulting
         from Dividends and Distributions
         to Shareholders                             (17,561)       (53,621)

Capital Transactions:

Proceeds from shares subscribed                     7,093,071      4,416,816
Reinvestment of dividends                              17,561         53,621
Cost of shares redeemed                             (364,977)      (360,274)

Net Increase in Net Assets Resulting
         from Capital Transactions                  6,745,655      4,110,163

Net Increase In Net Assets                          7,507,532      4,390,554

Net Assets - Beginning of Period                       50,000         50,000

NET ASSETS - END OF PERIOD                        $ 7,557,532    $ 4,440,554
                                                  ===========    ===========

Share Transactions:

Subscribed                                            692,016        435,133
Reinvested                                              1,735          5,288
Redeemed                                             (34,291)       (34,456)

Net Increase in Shares Outstanding                    659,460        405,965
                                                      =======        =======

*  Date of commencement of operations
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              CLS AdvisorOne Funds

                              FINANCIAL HIGHLIGHTS
            For the Period from July 14, 1997* through April 30, 1998

                                                   The             The
                                                  Amerigo        Clermont
                                                   Fund            Fund

Net Asset Value, Beginning of Period              $ 10.00         $ 10.00

Investment Operations:

Net investment income                                0.02            0.17
Net realized and unrealized gains
  from investments                                   1.39            0.80

Total                                                1.41            0.97

Distributions:

From net investment income                         (0.02)          (0.16)
In excess of net investment income                 (0.02)             --

Total                                              (0.04)          (0.16)

Net Asset Value, End of Period                    $ 11.37         $ 10.81

Total Return
                                                14.11%(1)        9.84%(1)
Ratios/Supplemental Data:

Net assets, end of period
Ratio of expenses to average net assets       $ 7,557,532     $ 4,440,554
Ratio of net investment income to                1.15%(2)        1.15%(2)
      average net assets
Ratio of expenses to average net                 0.15%(2)        2.53%(2)
      assets, before voluntary expense
      reductions and reimbursements
Ratio of net investment income (loss)            4.45%(2)        5.95%(2)
      to average net assets before voluntary
      expense reductions and reimbursements
Portfolio turnover rate                        (3.15%)(2)      (2.27%)(2)
                                                14.36%(1)       22.24%(1)

(1)      Not annualized.
(2)      Annualized.

* Date of commencement of operations
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                              CLS AdvisorOne Funds

                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998


The CLS AdvisorOne Funds (the "Trust") was organized as a Massachusetts business trust on March 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of The Amerigo Fund and The Clermont Fund (individually, a "Fund"; collectively, the "Funds") which are two separate diversified, no-load series with different investment objectives. Each Fund commenced operations July 14, 1997. Prior to the commencement of operations, the Trust had no operations other than incurring organizational expenses and the sale of initial shares of beneficial interest. The Amerigo Fund's investment objective is capital appreciation and long-term growth of capital without regard to current income. The Clermont Fund's investment objective is growth of capital and a reasonable level of current income.

1. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

SECURITY VALUATION: Each Fund seeks to achieve its investment objective by investing in a portfolio of open-end or closed-end investment companies (the "underlying funds"). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market values (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established by the board of directors of the underlying funds. Other assets of each Fund are valued at their current market value if quotations are readily available. Otherwise, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount on shares of any closed-end investment company purchased by a Fund will decrease. Similarly, there can be no assurance that the market premium on shares of any closed-end investment company purchased by a Fund will not decrease.

FOREIGN SECURITIES: An underlying fund may invest its assets in securities of foreign issuers. Investment in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include political and economic developments, including the possible expropriation of assets, confiscatory taxation, imposition of exchange controls or other foreign governmental laws and restrictions. In addition, there may be less publicly available information about foreign issuers than is available about domestic issuers, and the value of the underlying funds' foreign securities may be adversely affected by fluctuations in exchange rates between foreign currencies and the U.S. dollar. Interest and dividend income from foreign sources received by an underlying fund may be subject to foreign taxes.

                              CLS AdvisorOne Funds

                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998


LOANS OF PORTFOLIO SECURITIES: A Fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the loaned securities; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. As of April 30, 1998, the Funds had no outstanding loans of securities.

REPURCHASE AGREEMENTS: Repurchase agreements are transactions in which the Funds purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Funds may invest in repurchase agreements with institutions believed by Clarke Lanzen Skalla Investment Firm, Inc. to present minimal credit risk. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.

SECURITY TRANSACTIONS: The Funds record purchases and sales of investments on the trade date. The Funds calculate realized gains and losses from sales of investments on the first-in first-out basis. The Funds recognize interest income on the accrual basis and record dividend income on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS: The Funds record distributions to shareholders on the ex-dividend date. On a quarterly basis, the Funds declare and pay dividends from net investment income, if any. On an annual basis, the Funds declare and pay net capital gain dividends, if any. Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to expiring capital losses carried forward and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company by complying with provisions of the Internal Revenue Code available to investment companies. Each Fund will distribute its taxable income to its shareholders sufficient to relieve it from all Federal income taxes and excise taxes. Therefore, neither Fund recognized a provision for Federal income taxes or excise taxes for the period ended April 30, 1998.

OTHER: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis.

2. RELATED PARTY TRANSACTIONS: Each Fund has retained Clarke Lanzen Skalla Investment Firm, Inc. (the "Manager") as investment advisor pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions. Certain officers and directors of the Fund are also officers and directors of the Manager. The Manager earns an annual fee from each Fund at the rate of 1.00% of each Fund's average daily net assets.

The Manager presently intends to waive management fees or reimburse each Fund through an expense reimbursement to the extent necessary to keep total expenses of each Fund at or below 1.15% of average daily net assets. The Manager may change this policy at any time without notice to shareholders. Pursuant to such intentions, the Manager reimbursed The Amerigo Fund and The Clermont Fund $102,771 and $101,142, respectively, for the period from July 14, 1997 (commencement of operations) through April 30, 1998. To the extent the Funds do not increase net assets, the Funds are reliant on the ability of the advisor to continue to provide fee waivers and reimbursements. The advisor is dependent upon achieving its own financial goals, including targeted increases in the Funds' net assets through net sales of fund shares, in order to provide such support to the funds.

In addition to the aforementioned reimbursements, Mutual Funds Services Co., the Funds Administrator, Accountant, and Shareholder Servicing Dividend and Transfer Agent voluntarily agreed to waive its fees for the period from the commencement of operations through July 31, 1997.

3. INVESTMENT TRANSACTIONS: For the period from July 14, 1997 (commencement of operations) through April 30, 1998, purchases and sales of portfolio securities (excluding short-term securities) were as follows:

                                    The Amerigo Fund      The Clermont Fund

Purchases                             $7,146,619              $4,735,852
Sales                                   $605,436                $635,098

Cost of investments for financial reporting purposes differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of Federal income tax reporting purposes. As of April 30, 1998, the gross unrealized appreciation and depreciation of investments and the aggregate cost basis of investments for Federal income tax purposes was as follows:

                                    The Amerigo Fund     The Clermont Fund

Gross unrealized appreciation           $726,248               $280,832
Gross unrealized depreciation            (15,005)               (15,917)
                                    -----------------     -----------------
Net unrealized appreciation             $711,243               $264,915
                                    -----------------     -----------------
Aggregate cost basis                  $6,706,932             $4,044,280

4. SHARES OF BENEFICIAL INTEREST: The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest ("shares") in each of the Trust's existing Funds and to create additional Funds. Each Fund issues its own series of shares. All shares have a par value of $0.10 per share, are fully-paid, non-assessable and fully-transferable when issued. All shares are issued as full or fractional shares. A fraction of a share has the same rights and privileges as a full share. Each full or fractional share has a proportionate vote. On issues affecting the Trust as a whole, all shares of the Trust vote together as one series. On issues affecting a particular Fund, only its shares vote.

Independent Auditors' Report

The Shareholders and Board of Trustees of The CLS AdvisorOne Funds:

We have audited the accompanying statements of assets and liabilities of The CLS AdvisorOne Funds-- The Amerigo Fund and The Clermont Fund including the portfolios of investments, as of April 30, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for the period from July 14, 1997 (date of commencement of operations) through April 30, 1998. These financial statements and the financial highlights are the responsibility of The CLS AdvisorOne Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of April 30, 1998, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The CLS AdvisorOne Funds at April 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for the period from July 14, 1997 through April 30, 1998, in conformity with generally accepted accounting principles.

                                                    KPMG PEAT MARWICK LLP

Columbus, Ohio
May 22, 1998

                                    APPENDIX

     DESCRIPTION OF MOODY'S INVESTORS SERVICE INC.'S CORPORATE BOND RATINGS:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

     C - Bonds which are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through C in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or, economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

     CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to D may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

A-1 AND P-1 COMMERCIAL PAPER RATINGS:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

------------------------------------------------------------------------------
                                     PART C
------------------------------------------------------------------------------
                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements

               Financial Statements included in Part A
                 Financial Highlights

               Financial Statements included in Part B
                 Statements of Assets and Liabilities -- April 30, 1998 Statements of Operations -- For the period from July 14, 1997 through April 30, 1998
                 Statement of Changes in Net Assets -- For the period from July
                    14, 1997 through April 30, 1998
                 Financial Highlights -- For the period from July 14, 1997
                    through April 30, 1998
                 Notes to Financial Statements
                 Independent Auditors' Report dated May 22, 1998

Statements and schedules other than those listed above are omitted because they are not required, or because the information required is included in the financial statements or notes thereto.

         (b)  EXHIBITS:

               1. Declaration of Trust -- filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Commission on or about March 17, 1997, which exhibit is incorporated herein by reference.

               2. By-laws of the Trust -- filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Commission on or about March 17, 1997, which exhibit is incorporated herein by reference.

               3.   Not Applicable.

               4.   Not Applicable.

               5. (i) Investment Advisory Agreement, dated March 3, 1997, between Clarke Lanzen Skalla Investment Firm, Inc. and Registrant with regard to The Amerigo Fund -- filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Commission on or about March 17, 1997, which exhibit is incorporated herein by reference.

                    (ii) Investment Advisory Agreement, dated March 3, 1997, between Clarke Lanzen Skalla Investment Firm, Inc. and Registrant with regard to The Clermont Fund -- filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Commission on or about March 17, 1997, which exhibit is incorporated herein by reference.

               6.   Not Applicable.

               7.   Not Applicable.

               8. Custody Agreement between Registrant and Star Bank, National Association -- filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Commission on or about March 17, 1997, which exhibit is incorporated herein by reference.

               9. (i) Administration Agreement between the Trust and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Commission on or about March 17, 1997, which exhibit is incorporated herein by reference.

                    (ii) Accounting Services Agreement between the Trust and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Commission on or about March 17, 1997, which exhibit is incorporated herein by reference.

                    (iii) Administration Services Agreement between the Trust and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Commission on or about March 17, 1997, which exhibit is incorporated herein by reference.

               10. Opinion and Consent of Counsel -- filed as an exhibit to Registrant's Pre-Effective Amendment No. 1 on June 13, 1997, which exhibit is incorporated herein by reference.

               11.  Independent Auditors' Consent is filed herewith.

               12.  Not Applicable.

               13. Investment Representation Letter of Initial Shareholder -- filed as an exhibit to Registrant's Pre-Effective Amendment No. 1 on June 13, 1997, which exhibit is incorporated herein by reference.

               14.  Not Applicable.
0
               15.  Not Applicable.

               16. Schedules for computation of performance quotations for The Amerigo Fund and The Clermont Fund are filed herewith.

               17. Financial Data Schedules for The Amerigo Fund and The Clermont Fund are filed herewith.

               18.  Not Applicable.

               19. Powers of Attorney of Trustees of Registrant -- filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Commission on or about March 17, 1997, which exhibit is incorporated herein by reference.

Item 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  None.

Item 26.          NUMBER OF HOLDERS OF SECURITIES AT July 31, 1998.

                   Title of                                        Number of
                    CLASS                   FUND                RECORD HOLDERS

                  Shares of
                  Beneficial Interest       The Amerigo Fund           365

                  Shares of
                  Beneficial Interest       The Clermont Fund          174

Item 27.          INDEMNIFICATION

                  Reference is made to Section 5.3 of the Declaration of Trust filed herewith. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he or she acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his or her conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of Investment Company Act.

Item 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

                  Not Applicable.

Item 29.          PRINCIPAL UNDERWRITERS.

                  Not Applicable.

Item 30.          LOCATION OF ACCOUNTS AND RECORDS.

                  Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., the Registrant's fund accountant, administrator and transfer agent, at 6000 Memorial Drive, Dublin, Ohio 43017 or Clarke Lanzen Skalla Investment Firm, Inc., 14747 California Street, Omaha, NE 68154-1979. Certain custodial records are in the custody of Star Bank, N.A., each Fund's custodian, at 425 Walnut Street, Cincinnati, Ohio 45202. All other records are kept in the custody of Clarke Lanzen Skalla Investment Firm, Inc., 14747 California Street, Omaha, NE 68154-1979 and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 31.          MANAGEMENT SERVICES.

                  Not Applicable.

Item 32.          UNDERTAKINGS.

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c) If the information call for by Item 5A of this Registration Statement is contained in the latest annual report to shareholders, Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                  (d) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

------------------------------------------------------------------------------
                                  SIGNATURES
------------------------------------------------------------------------------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment to its Registration Statement meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and the State of Nebraska on the 19th day of August, 1998.

                                              CLS ADVISORONE FUNDS

                                              BY: /s/ Gary W. Lanzen
                                                 -----------------------
                                                  Gary W. Lanzen
                                                  Secretary/Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         SIGNATURE                    TITLE

/s/ W. Patrick Clarke                 Chairman, President and Trustee
---------------------
W. Patrick Clarke

/s/ Gary W. Lanzen                    Trustee
---------------------
Gary W. Lanzen

/s/ Randal D. Skalla                  Vice President and Trustee
---------------------
Randal D. Skalla

/s/ Todd P. Clarke                    Assistant Treasurer, Assistant Secretary
---------------------                 and Trustee
Todd P. Clarke

/s/ Susan R. Kineen
---------------------                 Principal Financial Officer and
Susan R. Kineen                       Principal Accounting Officer

/s/ H. Reese Hansen*                  Trustee
---------------------
H. Reese Hansen

/s/ L. Merill Bryan, Jr.*             Trustee
------------------------
L. Merill Bryan, Jr.

/s/ Richard A. Zehnacker*             Trustee
------------------------
Richard A. Zehnacker

*By: /s/ W. Patrick Clarke
     ---------------------
     W. Patrick Clarke
         Executed by W. Patrick Clarke on behalf
         of those indicated pursuant to Powers of Attorney